Exhibit 10.10

                  RENEWAL, EXTENSION AND MODIFICATION AGREEMENT

THE  STATE  OF  TEXAS

COUNTY  OF  BEXAR

  THIS RENEWAL, EXTENSION AND MODIFICATION AGREEMENT ("Agreement") is entered into this 14th day April 2004, to be effective October 31, 2003, by and between STAR MARKETING SERVICE, INC., a Texas corporation ("Lender"), and NIGHTHAWK SYSTEMS, INC., ("Borrower"). Borrower has requested that Lender modify certain provisions of the Note, as hereinafter provided, and in consideration thereof Borrower has made certain agreements with Lender as hereinafter more fully set forth

                                   WITNESSETH:

     A. Borrower executed and delivered that certain Convertible Promissory Note (the "Note") dated October 3, 2003, in the original principal amount of Fifty Thousand and No/100 Dollars ($50,000.00) payable to the order of Tomas Revesz and subsequently transferred to Lender, which Note was unsecured.

     B. Borrower has requested that Lender modify certain provisions of the Note, as hereinafter provided, and in consideration thereof Borrower has made certain agreements with Lender as hereinafter more fully set forth.

     C.   The  Note  matured  in  accordance with its terms on October 31, 2003.

     D. Lender has agreed to such requests, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:

     1.  Acknowledgment  of  Outstanding Balance. The parties hereto acknowledge
         ----------------------------------------
that the outstanding principal balance of the Note as of the effective date is FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00)

     2.  Increase  of  Principal  Balance.  From  and after the date hereof, the
         ---------------------------------
principal balance of the Note is increased, pursuant to an additional advance made by Lender, from Fifty Thousand and 00/100 ($50,000.00) to Fifty-Five
Thousand and 00/100 Dollars ($55,000.00) (the "New Principal Balance"), an increase of Five Thousand and No/100 Dollars ($5,000.00). Borrower Hereby promises to pay to the Lender at P.O. Box 3303 McAllen, Texas 78502, the sum equal to the New Principal Balance in lawful and legal money of the United
States of America with interest as it accrues on the New Principal Balance pursuant to the terms of the Note.

     3.  Collateral. In consideration for the New Principal Balance, the Note is
         -----------
secured by that certain Security Agreement (the "Security Agreement") of even date herewith in favor of Lender, evidencing a security interest in certain personal property described therein, to which Security Agreement reference is here made for a description of the property covered thereby and the nature and extent of the security and the rights and powers of the holder of this Note in respect of such security.

     4. Modification of Maturity. The Note is hereby renewed and the maturity of
        -------------------------
the  Note  is  hereby  extended  to  July  31,2004  ("Revised  Maturity  Date").

     5.  Modification  of  Payments.  From  and after the effective date of this
         ---------------------------
Agreement, principal and interest shall be due and payable under the Note as follows:

     (a) Interest on the principal balance for the period from August 21, 2003 until March 1, 2004 shall be paid in cash at the Stated Rate (as defined herein) within twenty four (24) hours following the execution of this Renewal, Extension and Modification Agreement

     (b) Interest on the principal balance for the period from March 1,2004 until and including July 31, 2004, shall be pre-paid within five (5) business days following the execution of this Agreement at the Stated Rate (as defined herein) except that Borrower shall pay Lender in cash monthly the amount of One Hundred Five and 00/100 Dollars ($105.00), commencing on March 1, 2004, and continuing on the last day of each consecutive calendar month thereafter until and including July 31,2004. The Interest accrued during this period, less the amount of cash paid for Interest during this period, shall be pre-paid in equity of the Borrower at a value of $0.20 per share with an issue date of March 1, 2004.

     6.  Conversion  to  Long  Term  Note. Borrower is in the process of capital
         ---------------------------------
fundraising. If Borrower raises One Million Dollars ($1,000,000.00), or an amount no less than ninety percent (90%) of One Million dollars, from sources other than Lender, by July 31,2004, then, at Borrower's option, Lender agrees to extend the Maturity Date of this Note to January 31,2005.

     7.  Modification  of Interest Rate. The parties hereby agree that effective
         -------------------------------
as of the date of this Agreement, interest shall accrue on the unpaid principal balance of this Note from time to time outstanding until maturity at the Stated Rate (as defined herein) and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate (as defined herein); provided, that
                                                                  ---------
for the full term of this Note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Highest Lawful Rate (as defined herein).

     "Stated Rate" means, on any day, a fixed rate per annum equal to eight and 00/100 percent (8.00%); provided, that if on any day the Stated Rate shall
                           --------
exceed the Highest Lawful Rate for that day, then the Stated Rate shall be fixed at the Highest Lawful Rate on that day and on each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of this Note equals the total amount of interest which would have accrued if there were no Highest Lawful Rate. However, neither the maturity of this Note nor Maker's privilege to prepay it shall be affected by this paragraph.

     "Past  Due  Rate" means the Highest Lawful Rate, or if applicable law shall
     -----------------
not provide for a maximum nonusurious rate, a rate per annum equal to the Stated Rate plus five percent (5%).

     "Highest  Lawful  Rate"  means  the  maximum  nonusurious  rate of interest
     -----------------------
permitted to be charged by applicable federal or Texas law (whichever shall permit the higher lawful rate) from time-to-time in effect. At all times, if any, as Title 4 of the Texas Finance Code, as in effect on the date of this Note, shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "Weekly Ceiling" (as defined in Title 4 of the Texas Finance Code) from time-to-time in effect. If the obligation is an open-ended account, Payee may from time to time, as to then-current and future balances, implement any other ceiling under Title 4 of the Texas Finance Code and/or revise the index, formula or provision of law used to compute the rate on such obligation, if and to the extent permitted by, and in the manner provided in, Title 4 of the Texas Finance Code.

     Interest on this Note shall be computed for the actual number of days elapsed in a year consisting of three hundred sixty-five (365) days, unless the Highest Lawful Rate would thereby be exceeded, in which event, to the extent necessary to avoid exceeding the Highest Lawful Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which it accrued.

     8,  Usury.  No  provisions  of this Agreement or the Note or any instrument
         ------
evidencing or securing the Note, or otherwise relating to the indebtedness evidenced by the Note, shall require the payment or permit the collection, application or receipt of interest in excess of the maximum permitted by applicable state or federal law. If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Borrower nor any endorsers of the Note nor their respective heirs or personal representatives shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Borrower and Lender to at all times comply with the usury and other laws relating to the Note, the Security Agreement, and any subsequent revisions, repeals or judicial interpretations thereof, to the extent applicable thereto. In the event Lender or other holder of the Note ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Note, and, if upon such application the principal balance of the Note is paid in full, any remaining excess shall be forthwith paid to Borrower and the provisions of the Note and Security Agreement shall immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum interest allowed to be charged by applicable law, Borrower and Lender or other holder hereof shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of the Note so that the amount or rate of interest charged for any and all periods of time during the term of the Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in the Note to "applicable law" for purposes of determining the maximum interest or rate of interest that can be charged shall be deemed to refer to such applicable law as so amended to allow the greater amount or rate of interest.

     9.  Release  and  Waiver  of Usury Claims. In consideration of the benefits
         --------------------------------------
received by Borrower hereunder, Borrower hereby waives, releases and terminates all claims, or right to claim, whether known or unknown, that Lender has charged, collected or received usurious interest under the Note or the Security Agreement and hereby waives and releases any right or power to bring any claim against Lender for usury or to pursue any cause of action against Lender based on any claim or usury.

     10.  Release  and  Waiver  of  Other  Claims.  In  consideration of (i) the
          ----------------------------------------
modification of certain provisions of the Note, as herein provided, and (iii) the other benefits received by Borrower hereunder, Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, as well as its predecessors, successors, assigns, agents, officers, directors, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower may have against Lender and its predecessors, successors, assigns, agents, officers, directors, employees and representatives arising out of or with respect to any and all transactions relating to the Note or the Security Agreement occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender, and its predecessors, successors, assigns, agents, officers, directors, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt
Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, liable, slander or conspiracy, but in each case only to the extent permitted by applicable law.

     11.  Reaffirmation  of  Representations,  Etc. Borrower hereby reaffirms to
          -----------------------------------------
Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Note.

     12.  Enforceable Obligations. Borrower hereby ratifies, affirms, reaffirms,
          ------------------------
acknowledges, confirms and agrees that the Note represents a valid and enforceable obligation of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Note, and Borrower further acknowledges and represents that no event has occurred and no condition exists which would constitute a default under the Note, the Security Agreement or this Agreement, either with or without notice or lapse of time, or both.

     13.  Additional  Modifications.  Notwithstanding  anything  to the contrary
          --------------------------
contained herein or inferred hereby or in any other instrument executed by Borrower or in any other action or conduct undertaken by Borrower on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Note. No express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise, shall be inferred or implied from Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modifications of the Note shall require the express written approval of Lender, no such approval (either express or implied) having been given as of the date hereof.

14.      Miscellaneous.
         --------------

     (a) As modified hereby, the provisions of the Note shall continue in full force and effect, and the Borrower acknowledges and reaffirms its liability to Lender thereunder. In the event of any inconsistency between this Agreement and the terms of the Note, or the Security Agreement, this Agreement shall govern.

     (b) Any default by Borrower in the performance of its obligations herein contained shall constitute a default under the Note and the Security Agreement and shall allow Lender to exercise all of its remedies set forth in the Note and the Security Agreement.

     (c) Lender does not, by its execution of this Agreement, waive any rights it may have against any person not a party thereto.

     (d) Borrower hereby acknowledges and agrees that the present unpaid principal balance of the Note, and any future advances of principal drawn off of the Note by Borrower, together with accrued but unpaid interest thereon at the rate provided for in the Note, is due and payable upon the terms and conditions set forth in this Agreement and that Lender is under no obligation to refinance the Note or further modify the Revised Maturity Date.

     (e) In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (f) This Agreement, the Security Agreement and all other documents and instruments executed in connection with the Note shall be governed and construed according to the Laws of the State of Texas and the applicable laws of the United States.

     (g) This Agreement shall be binding upon and inure to the benefit of Lender, Borrower and their respective heirs and legal representatives.

     (h) Borrower hereby acknowledges and agrees that it has entered into this Agreement of its own free will and accord and in accordance with its own judgment after advice of its own legal counsel, and states that it has not been induced to enter into this Agreement by any statement, act or representation of any kind or character on the part of the parties hereto, except as expressly set forth in this Agreement.

     (i) This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

     (j) All other terms, conditions and provisions of the Note shall remain in full force and effect as of the date thereof.

     THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED  as  of  the  day  and  year  first  above  written.

BORROWER(S):
------------

NIGHTHAWK SYSTEMS INC.                       LENDER
A NEVADA CORPORORATION                       STARMARKETING SERVICE, INC.,
                                             A TEXAS CORPORTATION

BY: /S/ H Douglas Saathoff                   BY: /S/ Tomas Revesz
   ______________________________               ________________________________
   H. DOUGLAS SAATHOFF                          TOMAS REVESZ, PRESIDENT
   CHIEF EXECUTIVE OFFICER